Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  NOVEMBER 1999
                REMIC Home Equity Loan Pass-Through Certificates,
                                 Series 1999-HE1

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

          (1)  Amount of distribution allocable to principal:
            Class A1              36157R D28                    $57.10288929
                                                                -------------
            Class A2              36157R D3 6                    $0.00000000
                                                                -------------
            Class A3              36157R D4 4                    $0.00000000
                                                                -------------
            Class A4              36157R D5 1                    $0.00000000
                                                                -------------
            Class A5              36157R D6 9                    $0.00000000
                                                                -------------
            Class A6              36157R D7 7                    $0.00000000
                                                                -------------
            Class A7              36157R D8 5                    $0.00000000
                                                                -------------
             Class M              36157R D9 3                    $1.06770350
                                                                -------------
            Class B1              36157R E2 7                    $1.06770350
                                                                -------------
            Class B2              36157R E3 5                    $1.06770350
                                                                -------------
            Class B3              36157R N3 5                    $1.06770350
                                                                -------------
            Class B4              36157R N4 3                    $1.06770350
                                                                -------------
            Class B5              36157R N5 0                    $1.06710063
                                                                -------------
            Class R1              36157R M3 6                    $0.00000000
                                                                -------------
            Class R2              36157R M4 4                    $0.00000000
                                                                -------------

          (2)  Aggregate Principal prepayments included in distribution:
            Class A1              36157R D28                     $9,407,909.83
                                                                 --------------
            Class A2              36157R D3 6                      $0.00000000
                                                                 --------------
            Class A3              36157R D4 4                      $0.00000000
                                                                 --------------
            Class A4              36157R D5 1                      $0.00000000
                                                                 --------------
            Class A5              36157R D6 9                      $0.00000000
                                                                 --------------
            Class A6              36157R D7 7                      $0.00000000
                                                                 --------------
            Class A7              36157R D8 5                      $0.00000000
                                                                 --------------
             Class M              36157R D9 3                      $0.00000000
                                                                 -------------
            Class B1              36157R E2 7                      $0.00000000
                                                                 -------------
            Class B2              36157R E3 5                      $0.00000000
                                                                 -------------
            Class B3              36157R N3 5                      $0.00000000
                                                                 -------------
            Class B4              36157R N4 3                      $0.00000000
                                                                 -------------
            Class B5              36157R N5 0                      $0.00000000
                                                                 -------------
            Class R1              36157R M3 6                      $0.00000000
                                                                 --------------
            Class R2              36157R M4 4                      $0.00000000
                                                                 --------------

          (3)  Amount of distribution allocable to interest Pay-out Rate:
            Class A1              36157R D28         $3.20072778      5.995%
                                                     ------------------------
            Class A2              36157R D3 6        $4.92083333      5.905%
                                                     ------------------------
            Class A3              36157R D4 4        $5.02916667      6.035%
                                                     ------------------------
            Class A4              36157R D5 1        $5.15416667      6.185%
                                                     ------------------------
            Class A5              36157R D6 9        $5.23750000      6.285%
                                                     ------------------------
            Class A6              36157R D7 7        $5.58333333      6.700%
                                                     ------------------------
            Class A7              36157R D8 5        $5.22083333      6.265%
                                                     ------------------------
             Class S                                 $2.09405878       2.51%
                                                     ------------------------
             Class M              36157R D9 3        $5.54827191      6.705%
                                                     ------------------------
            Class B1              36157R E2 7        $5.95787588      7.200%
                                                     ------------------------
            Class B2              36157R E3 5        $7.05429054      8.525%
                                                     ------------------------
            Class B3              36157R N3 5        $7.33923919      8.869%
                                                     ------------------------
            Class B4              36157R N4 3        $7.33923919      8.869%
                                                     ------------------------
            Class B5              36157R N5 0        $7.33509519      8.869%
                                                     ------------------------

          (4)  Amount of distribution allocable to Unanticipated Recoveries:
            Class A1              36157R D28                             $0.00
                                                                     ----------
            Class A2              36157R D3 6                            $0.00
                                                                     ----------
            Class A3              36157R D4 4                            $0.00
                                                                     ----------
            Class A4              36157R D5 1                            $0.00
                                                                     ----------
            Class A5              36157R D6 9                            $0.00
                                                                     ----------
            Class A6              36157R D7 7                            $0.00
                                                                     ----------
            Class A7              36157R D8 5                            $0.00
                                                                     ----------
             Class M              36157R D9 3                            $0.00
                                                                     ----------
            Class B1              36157R E2 7                            $0.00
                                                                     ----------
            Class B2              36157R E3 5                            $0.00
                                                                     ----------
            Class B3              36157R N3 5                            $0.00
                                                                     ----------
            Class B4              36157R N4 3                            $0.00
                                                                     ----------
            Class B5              36157R N5 0                            $0.00
                                                                     ----------
            Class R1              36157R M3 6                            $0.00
                                                                     ----------
            Class R2              36157R M4 4                            $0.00
                                                                     ----------

          (5) Servicing Compensation:                              $235,424.37
                                                                  -------------

          The amounts below are for the aggregate of all Certificates:

          (6) Pool Principal Balance;                           $446,739,976.51
                                                                ----------------
                number of Mortgage
                Loans:                                                    5,598
                                                                ----------------

          (7) Class Certificate Principal Balance of each Class; Certificate Principal Balance of Single Certificate of each class:
                                                             Single
                                                          Certificate
             Class               Class Balance              Balance
36157R D28   Class A1            $100,375,169.29             $583.57656566
                           ------------------------------------------------
36157R D3 6  Class A2             $47,000,000.00           $1,000.00000000
                           ------------------------------------------------
36157R D4 4  Class A3             $83,995,000.00           $1,000.00000000
                           ------------------------------------------------
36157R D5 1  Class A4             $24,000,000.00           $1,000.00000000
                           ------------------------------------------------
36157R D6 9  Class A5             $43,000,000.00           $1,000.00000000
                           ------------------------------------------------
36157R D7 7  Class A6             $32,636,000.00           $1,000.00000000
                           ------------------------------------------------
36157R D8 5  Class A7             $44,000,000.00           $1,000.00000000
                           ------------------------------------------------
36157R D9 3  Class M              $17,670,905.32             $991.91160941
                           ------------------------------------------------
36157R E2 7  Class B1             $15,146,490.28             $991.91160941
                           ------------------------------------------------
36157R E3 5  Class B2             $11,360,363.66             $991.91160941
                           ------------------------------------------------
36157R N3 5  Class B3              $5,806,650.56             $991.91160941
                           ------------------------------------------------
36157R N4 3  Class B4              $3,534,181.06             $991.91160941
                           ------------------------------------------------
36157R N5 0  Class B5              $8,326,948.22             $991.35154048
                           ------------------------------------------------
36157R M3 6  Class R1                      $0.00               $0.00000000
                           ------------------------------------------------
36157R M4 4  Class R2                      $0.00               $0.00000000
                           ------------------------------------------------

          (8)   Book value of real estate acquired on behalf of Certificate-
                holders; number of                              $781,936.27
                                                                ------------
                related Mortgage Loans:                                   9
                                                                ------------

          (9) Aggregate Scheduled Principal Balance and number of delinquent Mortgage Loans:
                One Payment Delinquent                           $7,816,515.84
                                                                 --------------
                                                                           106
                                                                 --------------
                Two Payments Delinquent                          $2,906,661.67
                                                                 --------------
                                                                            36
                                                                 --------------
                Three or more Payments Delinquent                $3,597,063.39
                                                                 --------------
                                                                            38
                                                                 --------------
                TOTAL                                            14,320,240.90
                                                                 --------------
                                                                           180
                                                                 --------------
                In foreclosure                                   $5,298,376.08
                                                                 --------------
                                                                            60
                                                                 --------------

          (10) Aggregate Scheduled Principal Balance and number of replaced Mortgage Loans:
                                                                          $0.00
                                                                 -------------
                                                                            0
                                                                 -------------

          (11) Unpaid Net Simple Interest Shortfall:
            Class A1                                                    $0.00
                                                                 -------------
            Class A2                                                    $0.00
                                                                 -------------
            Class A3                                                    $0.00
                                                                 -------------
            Class A4                                                    $0.00
                                                                 -------------
            Class A5                                                    $0.00
                                                                 -------------
            Class A6                                                    $0.00
                                                                 -------------
            Class A7                                                    $0.00
                                                                 -------------
             Class S                                                    $0.00
                                                                 -------------
             Class M                                                    $0.00
                                                                 -------------
            Class B1                                                    $0.00
                                                                 -------------
            Class B2                                                    $0.00
                                                                 -------------
            Class B3                                                    $0.00
                                                                 -------------
            Class B4                                                    $0.00
                                                                 -------------
            Class B5                                                    $0.00
                                                                 -------------

          (12) Class Certificate Interest Rate of:
             Class M                                              6.705%
                                                              -----------
            Class B1                                              7.200%
                                                              -----------
            Class B2                                              8.525%
                                                              -----------
            Class B3                                              8.869%
                                                              -----------
            Class B4                                              8.869%
                                                              -----------
            Class B5                                              8.869%
                                                              -----------
             Class S                                               2.51%
                                                              -----------

          (13) Senior Percentage for such                     86.141354%
                                                              -----------
                  Distribution Date

          (14) Senior Prepayment Percentage
               for such Distribution Date                        100.00%
                                                              -----------

          (15) Junior Percentage for such
               Distribution Date                              13.858646%
                                                              -----------

          (16) Junior Prepayment Percentage
               for such Distribution Date                         0.00%
                                                             -----------

          (17) Class A7 Certificate Percentage
                  for such Distribution Date                 11.433683%
                                                             -----------

          (18) Class A7 Distribution Percentage
                  for such Distribution Date                      0.00%
                                                             -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                             GE CAPITAL MORTGAGE SERVICES, INC.

                                             By:     /s/ Tim Neer
                                             -----------------------------------
                                             Name:     Tim Neer
                                             Title:    Vice President of
                                                       Investor Operations